UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 7.01 - Regulation FD Disclosure

On May 4, 2010, Stephen M. Merrick, Executive Vice President and Chief Financial Officer and Timothy Patterson, Vice President Finance and Administration, will make a presentation on the general business outlook of the company at the 7th Annual Small Cap Equity Conference in New York.  The presentation will be webcast live that day beginning at 11:15 a.m. Eastern Time.  Interested parties may access the webcast on the Taglich Brothers website.

A copy of the presentation slides to be used during the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item No. 9.01 – Financial Statements and Exhibits

(d)           Exhibits:

99.1	Presentation slides to be used during presentation on May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation (Registrant)

Date: May 3, 2010	By:	/s/ Howard W. Schwan
Howard W. Schwan, President

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Presentation slides to be used during presentation on May 4, 2010.	E